                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                   ____________

                                AMENDMENT NO. 1 TO
                                     FORM 8-K

                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 27, 1999
                                                 -----------------------

                                     ON2.COM INC.
----------------------------------------------------------------------------
               (Exact name of registrant as specified in its charter)


         COLORADO                     000-23171             8412 80679
----------------------------         ------------       -------------------
(State or other jurisdiction         (Commission         (I.R.S. Employer
     of incorporation)               File Number)       Identification No.)


375 GREENWICH STREET, 4TH FLOOR
NEW YORK, NY                                             10013
----------------------------------------              ----------
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  (212) 941-2400
                                                    -----------------

         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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                           CURRENT REPORT ON FORM 8-K

                                  ON2.COM INC.

                                September 27, 1999


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  Historical Financial Statements.................... n/a
          (b)  Pro Forma Financial Information.................... pp. 3-5

     THE PRO FORMA FINANCIAL INFORMATION INCLUDED HEREIN RELATES TO THE ACQUISITION OF THE ASSETS OF METAVISUAL CREATIONS LIMITED, AS PREVIOUSLY DISCLOSED ON FORM 8-K AND FILED WITH THE SECURITIES & EXCHANGE COMMISSION ON OCTOBER 12, 1999.

                                  On2.com Inc.
                   Pro Forma Conformed Statement of Operations
                    Twelve Months Ended December 31, 1998 (2)

                                           On2.com Inc.                           On2.com Inc.
                                            Historical     Adjustments  Note       Pro Forma
Revenue                                    $     903,999                         $     903,999
                                           -------------                         -------------
Operating expenses
  Research and development                     1,303,467                             1,303,467
  Sales and marketing                          1,080,305                             1,080,305
  General and administrative                   2,037,484       627,322    (1)        2,664,806
                                           -------------                         -------------
    Total operating expenses                   4,421,256                             5,048,578
                                           -------------                         -------------
Loss from operations                          (3,517,257)                           (4,144,579)
                                           -------------                         -------------
Other income (expense)
  Interest expense                                  (450)                                 (450)
  Interest income and other                       62,181                                62,181
                                           -------------                         -------------
                                                  62,731                                62,731
                                           -------------                         -------------
Loss before provision for income taxes        (3,455,526)                           (4,082,848)
Provision for income taxes                        50,697                                50,697
                                           -------------                         -------------
Net loss                                   $  (3,506,223)                        $  (4,133,545)
                                           =============                         =============
Loss per share - basic and diluted         $        (.23)                        $        (.27)

Proforma weighted average shares
 outstanding                                  15,300,547                            15,469,991

                                  On2.com Inc.
                        Pro Forma Statement of Operations
                       Nine Months Ended September 30, 1999


                                           On2.com Inc.                           On2.com Inc.
                                            Historical     Adjustments  Note       Pro Forma

Revenue                                    $      23,543                         $      23,543
                                           -------------                         -------------
Operating expenses
  Research and development                     1,876,900                             1,876,900
  Sales and marketing                          1,058,521                             1,058,521
  General and administrative                   2,139,073       470,491   (1)         2,609,564
                                           -------------                         -------------
    Total operating expenses                   5,074,494                             5,544,985
                                           -------------                         -------------
Loss from operations                          (5,050,951)                           (5,521,442)
                                           -------------                         -------------
Other income (expense)
  Interest expense                                  (754)                                 (754)
  Interest income and other                      165,060                               165,060
                                           -------------                         -------------
                                                 164,306                               164,306
                                           -------------                         -------------
Loss before provision for income taxes        (4,886,645)                           (5,357,136)
Provision for income taxes                         2,119                                 2,119
                                           -------------                         -------------
Net loss                                   $  (4,888,764)                        $  (5,359,255)
                                           =============                         =============
Loss per share - basic and diluted         $        (.27)                        $        (.29)

Pro forma weighted average shares
  outstanding                                 18,345,478                            18,512,439

                   Notes to Pro Forma Financial Statements

(1) Represents the periodic amortization charge related to the intangible asset (technology) acquired from MetaVisual Creations Limited on September 27, 1999. The charge was calculated based on the following - a) an acquired intangible value of $2,509,287; b) an amortization period of four years; c) application of the straight-line method and d) as if the acquisition occurred on January 1 of each respective period. See the notes to the interim financial statements included in the Company's Form 10-QSB for the nine months ended

     September 30, 1999 for information regarding the determination of the intangible asset value and the amortization period.

(2) The un-adjusted, historical pro forma financial information for the twelve months ended December 31, 1998 reflects the conformed results of operations for that period. On June 15, 1999 the Company merged with The Duck Corporation in a transaction accounted for as a reverse merger. The Duck Corporation historically reported on a fiscal year ended September
     30. As a result of the merger, Duck adopted the Company's December 31st year end. A transition report on Form 10-KSB was filed on September 28, 1999, for the three month transition period ended December 31, 1998. See also - the notes to the interim financial statements included in the Company's Form 10-QSB for the nine months ended September 30, 1999.

3) No pro forma balance sheet has been presented. The historical balance sheet at September 30, 1999, included in the Company's Form 10-QSB for the nine months then ended, reflects the assets acquired.

                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       ON2.COM INC.

Dated: December 10, 1999               By: /s/  Barry M. Shereck
                                          ---------------------------------
                                                Barry M. Shereck
                                                Chief Financial Officer

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